Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Fourth Quarter and Fiscal 2016 Results
Fiscal 2016 cash from operations of $183.6 million, up 23.1% from $149.2 million

ST. LOUIS, March 16, 2017 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported fourth quarter and fiscal 2016 financial results.

“Despite a promotional and challenging retail environment in the fourth quarter, we maintained our consistent approach of managing the areas under our control while continuing to rapidly respond to changing consumer shopping behaviors,” said Diane Sullivan, CEO, president and chairman of Caleres. “We also took proactive steps to continue the diversification of our portfolio with the acquisition of Allen Edmonds in December, which allowed us to rapidly increase our exposure in men’s footwear.”

“While we are confident about the long-term outlook for our diversified portfolio, we are taking a cautious view of the near-term, as we expect to see continued pressure in retail based on the current environment,” continued Sullivan. “However, as a company, we will remain forward looking and proactively manage outcomes, to deliver shareholder value in 2017.”

Fourth Quarter 2016 Results Versus 2015
Consolidated sales of $639.5 million were up 5.1%

•	Famous Footwear total sales of $367.5 million, up 1.9%

–	Same-store-sales up 0.3%

–	Famous.com sales increased nearly 40% to 8.2% of total sales

•	Brand Portfolio sales of $272.0 million were up 9.6%, including approximately six weeks of contribution from Allen Edmonds, which was acquired in December of 2016

Gross profit of $260.9 million

•	Gross margin of 40.8%, up 4 basis points

–	Famous Footwear gross margin of 44.0% was down 148 basis points, reflecting product mix shift within the boot category and sales growth at famous.com

–	Brand Portfolio gross margin of 36.4% was up nearly 260 basis points, benefitting from higher volume and improved mix

Charges and other items impacting fourth quarter 2016 net earnings and earnings per diluted share

•	$12.7 million, or $0.29 per diluted share, related to the acquisition, integration and reorganization of men’s brands

•	$3.3 million, or $0.08 per diluted share, related to Brand Portfolio business exits and restructuring

•	$4.9 million, or $0.12 per diluted share, related to impairment of note and account receivable

Net loss of $6.6 million, with a loss per diluted share of $0.16, including above charges and other items

•	Adjusted net earnings of $14.3 million were up 25.0%

•	Adjusted diluted earnings per share of $0.33, up 26.9% excluding above charges and other items

Fiscal 2016 Results Versus 2015
Consolidated sales of $2,579.4 million

•	Famous Footwear total sales of $1,590.1 million were up 1.1%

–	Same-store-sales up 0.6%

–	Famous.com sales increased more than 50% to 5.9% of total sales

•	Brand Portfolio sales of $989.3 million were down 1.5%, reflecting a significant shift away from the mass channel throughout 2016

Gross profit of $1,062.0 million

•	Gross margin of 41.2%, up 52 basis points

–	Famous Footwear gross margin of 44.2% was down 75 basis points, reflecting seasonal product mix shift and sales growth at famous.com

–	Brand Portfolio gross margin of 36.3% was up nearly 240 basis points, benefitting from better inventory management and a shift away from the lower margin mass channel

Operating earnings of $111.0 million, with operating margin of 4.3%

•	Adjusted operating earnings of $137.2 million were up 1.5%, excluding above charges and other items

•	Adjusted operating margin of 5.3%, up 8 basis points, excluding above charges and other items

Net earnings of $65.7 million, with diluted earnings per share of $1.52, including above charges and other items

•	Adjusted net earnings of $86.5 million were down 1.6%

•	Adjusted diluted EPS of $2.00 was flat, excluding above charges and other items in the fourth quarter of 2016 and a loss on early extinguishment of debt in 2015

Balance sheet and cash flow

•	Cash from operations of $183.6 million, up 23.1%

•	Borrowings against the revolving credit facility of $110 million, following Allen Edmonds acquisition

•	Inventory down 2.3%, excluding Allen Edmonds

–	Famous Footwear inventory down 5.1%, per store on a dollar basis

–	Brand Portfolio inventory up 1.8%, to support spring orders

•	Capital expenditures of $59.6 million, including completion and ramp up of Lebanon, Tennessee distribution center expansion in the fourth quarter

“For the fourth quarter, we delivered solid adjusted EPS improvement of 26.9% over last year, despite a highly promotional and challenging retail environment,” said Ken Hannah, chief financial officer of Caleres.  “Throughout 2016, we continued investing in our business, delivered strong cash from operations of $183.6 million, and maintained the strength and flexibility of our balance sheet, even as we acquired Allen Edmonds.”

Outlook for 2017 all including Allen Edmonds

Consolidated net sales	$2.7B to $2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up high-teens
Gross margin	Up 45 to 55 bps
SG&A as a percent of revenue	Up 30 to 40 bps
Effective tax rate	31% to 33%
Adjusted earnings per diluted share	$2.10 to $2.20

Investor Conference Call
Caleres will host an investor conference call at 4:45 p.m. ET today, Thursday, March 16, 2017. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 68651298. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 68651298 through Thursday, March 30, 2017.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the Company’s distribution centers; (ix)  the ability to recruit and retain senior management and other key associates; (x) foreign currency fluctuations;  (xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers;  (xiv) the ability to attract, retain, and maintain good relationships with licensors and protect intellectual property rights; and (xv) changes to federal overtime regulations could increase the Company’s payroll costs. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 30, 2016, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Allen Edmonds, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana. Naturalizer, Dr. Scholl's Shoes, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130-years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good…feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Fifty-two Weeks Ended
(Thousands, except per share data)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016
Net sales	$639,488	$608,674	$2,579,388	$2,577,430
Cost of goods sold	378,616	360,626	1,517,397	1,529,627
Gross profit	260,872	248,048	1,061,991	1,047,803
Selling and administrative expenses	242,936	231,233	927,602	912,696
Restructuring and other special charges, net	23,404	—	23,404	—
Operating (loss) earnings	(5,468)	16,815	110,985	135,107
Interest expense	(4,547)	(3,646)	(15,111)	(16,589)
Loss on early extinguishment of debt	—	—	—	(10,651)
Interest income	473	133	1,380	899
(Loss) earnings before income taxes	(9,542)	13,302	97,254	108,766
Income tax benefit (provision)	3,346	(1,724)	(31,168)	(26,942)
Net (loss) earnings	(6,196)	11,578	66,086	81,824
Net earnings attributable to noncontrolling interests	426	168	428	345
Net (loss) earnings attributable to Caleres, Inc.	$(6,622)	$11,410	$65,658	$81,479

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.16)	$0.26	$1.52	$1.86

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.16)	$0.26	$1.52	$1.85

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	January 28, 2017	January 30, 2016
(Thousands)
ASSETS
Cash and cash equivalents	$55,332	$118,151
Receivables, net	153,121	153,664
Inventories, net	585,764	546,745
Prepaid expenses and other current assets	49,528	56,505
Total current assets	843,745	875,065

Property and equipment, net	219,196	179,010
Goodwill and intangible assets, net	343,758	130,899
Other assets	68,574	118,349
Total assets	$1,475,273	$1,303,323

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$110,000	$—
Trade accounts payable	266,370	237,802
Other accrued expenses	151,225	152,497
Total current liabilities	527,595	390,299

Long-term debt	197,003	196,544
Deferred rent	51,124	46,506
Other liabilities	85,065	67,502
Total other liabilities	333,192	310,552

Total Caleres, Inc. shareholders’ equity	613,117	601,484
Noncontrolling interests	1,369	988
Total equity	614,486	602,472
Total liabilities and equity	$1,475,273	$1,303,323

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Fifty-two Weeks Ended
(Thousands)	January 28, 2017	January 30, 2016
OPERATING ACTIVITIES:
Net cash provided by operating activities	$183,622	$149,152

INVESTING ACTIVITIES:
Capital expenditures	(50,523)	(73,479)
Proceeds from disposal of property and equipment	—	7,433
Capitalized software	(9,039)	(7,735)
Acquisition cost	(259,932)	—
Net cash used for investing activities	(319,494)	(73,781)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	623,000	198,000
Repayments under revolving credit agreement	(513,000)	(198,000)
Proceeds from issuance of 2023 senior notes	—	200,000
Redemption of 2019 senior notes	—	(200,000)
Debt issuance costs	—	(3,650)
Dividends paid	(12,104)	(12,253)
Acquisition of treasury stock	(23,139)	(4,921)
Issuance of common stock under share-based plans, net	(4,188)	(5,297)
Excess tax benefit related to share-based plans	2,251	2,651
Net cash provided by (used for) financing activities	72,820	(23,470)
Effect of exchange rate changes on cash and cash equivalents	233	(1,153)
(Decrease) increase in cash and cash equivalents	(62,819)	50,748
Cash and cash equivalents at beginning of period	118,151	67,403
Cash and cash equivalents at end of period	$55,332	$118,151

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 28, 2017			January 30, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP (loss) earnings		$(6,622)	$(0.16)		$11,410	$0.26

Charges/other items:
Acquisition, integration and reorganization of men's brands	$13,975	12,685	0.29	—	—	—
Brand Portfolio - business exits and restructuring	4,200	3,315	0.08	—	—	—
Impairment of note and account receivable	8,000	4,888	0.12	—	—	—
Total charges/other items	$26,175	$20,888	$0.49	$—	$—	$—
Adjusted earnings		$14,266	$0.33		$11,410	$0.26

	(Unaudited)
	Fifty-two Weeks Ended
	January 28, 2017			January 30, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$65,658	$1.52		$81,479	$1.85

Charges/other items:
Acquisition, integration and reorganization of men's brands	$13,975	$12,685	0.29	—	—	—
Brand Portfolio - business exits and restructuring	4,200	3,315	0.08	—	—	—
Impairment of note and account receivable	8,000	4,888	0.11	—	—	—
Loss on early extinguishment of debt	—	—	—	10,651	6,473	0.15
Total charges/other items	$26,175	$20,888	$0.48	$10,651	$6,473	$0.15
Adjusted earnings		$86,546	$2.00		$87,952	$2.00

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016
Net sales	$367,530	$360,596	$271,958	$248,078	$—	$—	$639,488	$608,674
Gross profit	$161,830	$164,114	$99,042	$83,934	$—	$—	$260,872	$248,048
Adjusted gross profit	$161,830	$164,114	$101,813	$83,934	$—	$—	$263,643	$248,048
Gross profit rate	44.0%	45.5%	36.4%	33.8%	—%	—%	40.8%	40.8%
Adjusted gross profit rate	44.0%	45.5%	37.4%	33.8%	—%	—%	41.2%	40.8%
Operating earnings (loss)	$2,668	$13,762	$18,709	$18,471	$(26,845)	$(15,418)	$(5,468)	$16,815
Adjusted operating earnings (loss)	$2,668	$13,762	$25,370	$18,471	$(7,331)	$(15,418)	$20,707	$16,815
Operating earnings %	0.7%	3.8%	6.9%	7.4%	—%	—%	(0.9)%	2.8%
Adjusted operating earnings %	0.7%	3.8%	9.3%	7.4%	—%	—%	3.2%	2.8%
Same-store sales % (on a 13-week basis) (1)	0.3%	0.8%	4.4%	2.5%	—%	—%	—%	—%
Number of stores	1,055	1,046	234	165	—	—	1,289	1,211

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016
Gross profit	$161,830	$164,114	$99,042	$83,934	$—	$—	$260,872	$248,048
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,201	—	—	—	1,201	—
Brand Portfolio - business exits and restructuring	—	—	1,570	—	—	—	1,570	—
Total charges/other items	—	—	2,771	—	—	—	2,771	—
Adjusted gross profit	$161,830	$164,114	$101,813	$83,934	$—	$—	$263,643	$248,048
Operating earnings (loss)	$2,668	$13,762	$18,709	$18,471	$(26,845)	$(15,418)	$(5,468)	$16,815
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,743	—	12,232	—	13,975	—
Brand Portfolio - business exits and restructuring	—	—	4,200	—	—	—	4,200	—
Impairment of note and account receivable	—	—	718	—	7,282	—	8,000	—
Total charges/other items	—	—	6,661	—	19,514	—	26,175	—
Adjusted operating earnings (loss)	$2,668	$13,762	$25,370	$18,471	$(7,331)	$(15,418)	$20,707	$16,815
(1) Excludes sales from Allen Edmonds

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016
Net sales	$1,590,065	$1,572,665	$989,323	$1,004,765	$—	$—	$2,579,388	$2,577,430
Gross profit	$702,604	$706,716	$359,387	$341,087	$—	$—	$1,061,991	$1,047,803
Adjusted gross profit	$702,604	$706,716	$362,158	$341,087	$—	$—	$1,064,762	$1,047,803
Gross profit rate	44.2%	44.9%	36.3%	33.9%	—%	—%	41.2%	40.7%
Adjusted gross profit rate	44.2%	44.9%	36.6%	33.9%	—%	—%	41.3%	40.7%
Operating earnings	$83,735	$109,030	$76,248	$66,578	$(48,998)	$(40,501)	$110,985	$135,107
Adjusted operating earnings	$83,735	$109,030	$82,909	$66,578	$(29,484)	$(40,501)	$137,160	$135,107
Operating earnings %	5.3%	6.9%	7.7%	6.6%	—%	—%	4.3%	5.2%
Adjusted operating earnings %	5.3%	6.9%	8.4%	6.6%	—%	—%	5.3%	5.2%
Same-store sales % (on a 52-week basis) (1)	0.6%	1.9%	(2.9)%	(0.7)%	—%	—%	—%	—%
Number of stores	1,055	1,046	234	165	—	—	1,289	1,211

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016
Gross profit	$702,604	$706,716	$359,387	$341,087	$—	$—	$1,061,991	$1,047,803
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,201	—	—	—	1,201	—
Brand Portfolio - business exits and restructuring	—	—	1,570	—	—	—	1,570	—
Total charges/other items	—	—	2,771	—	—	—	2,771	—
Adjusted gross profit	$702,604	$706,716	$362,158	$341,087	$—	$—	$1,064,762	$1,047,803
Operating earnings (loss)	$83,735	$109,030	$76,248	$66,578	$(48,998)	$(40,501)	$110,985	$135,107
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,743	—	12,232	—	13,975	—
Brand Portfolio - business exits and restructuring	—	—	4,200	—	—	—	4,200	—
Impairment of note and account receivable	—	—	718	—	7,282	—	8,000	—
Total charges/other items	—	—	6,661	—	19,514	—	26,175	—
Adjusted operating earnings (loss)	$83,735	$109,030	$82,909	$66,578	$(29,484)	$(40,501)	$137,160	$135,107
(1) Excludes sales from Allen Edmonds

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-two Weeks Ended
(Thousands, except per share data)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016

Net (loss) earnings attributable to Caleres, Inc.:
Net (loss) earnings	$(6,196)	$11,578	$66,086	$81,824
Net earnings attributable to noncontrolling interests	(426)	(168)	(428)	(345)
Net (loss) earnings attributable to Caleres, Inc.	(6,622)	11,410	65,658	81,479
Net earnings allocated to participating securities	—	(339)	(1,750)	(2,587)
Net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(6,622)	$11,071	$63,908	$78,892

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,827	42,372	42,026	42,455
Dilutive effect of share-based awards	177	177	155	201
Diluted common shares attributable to Caleres, Inc.	42,004	42,549	42,181	42,656

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.16)	$0.26	$1.52	$1.86

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.16)	$0.26	$1.52	$1.85

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-two Weeks Ended
(Thousands, except per share data)	January 28, 2017	January 30, 2016	January 28, 2017	January 30, 2016

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$14,692	$11,578	$86,974	$88,297
Net earnings attributable to noncontrolling interests	(426)	(168)	(428)	(345)
Adjusted net earnings attributable to Caleres, Inc.	14,266	11,410	86,546	87,952
Net earnings allocated to participating securities	(376)	(339)	(2,308)	(2,793)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$13,890	$11,071	$84,238	$85,159

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,827	42,372	42,026	42,455
Dilutive effect of share-based awards	177	177	155	201
Diluted common shares attributable to Caleres, Inc.	42,004	42,549	42,181	42,656

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.33	$0.26	$2.00	$2.00

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.33	$0.26	$2.00	$2.00